SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             ____________________

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                April 1, 1996
                      (Date of earliest event reported)

                      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
            (Exact name of Registrant as specified in its charter)

               Delaware           1-08533                    13-2632319
             (State of       (Commission File No.)         (IRS Employer
             Incorporation)                                Identification No.)

                                5 Sylvan Way
                            Parsippany, New Jersey
                   (Address of principal executive offices)

                                    07054
                                  (zip code)

                                (201) 898-6000
             (Registrant's telephone number, including area code)


          ITEM 5.   OTHER EVENTS.

                    On February 7, 1996, the Board of Directors of Diagnostic/Retrieval Systems, Inc. (the "Company") approved and recommended for submission to the stockholders of the Company by a 6 to 1 vote, with Leonard Newman voting against such submission, the consideration and approval of an Amended and Restated Certificate of Incorporation (the "Restated Certificate") incorporated herein by reference as Exhibit 4.1. which amended and restated the Company's Certificate (1) to effect a reclassification of each share of Class A Common Stock, par value $.01 per share and each share of Class B Common Stock, par value $.01 per share into one share of common stock, par value $.01 per share, of the Company,
          (2) to provide that action by stockholders may be taken only at a duly called annual or special meeting, and not by written consent and (3) to provide that the stockholders of the Company would have the right to make, adopt, alter, amend, change or repeal the By-Laws of the Company only upon the affirmative vote of not less than 66 % of the outstanding capital stock of the Company entitled to vote thereon.

                    On March 26, 1996, the stockholders approved the Restated Certificate. The Restated Certificate was filed with the Secretary of State of the State of Delaware and became effective as of April 1, 1996.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

             4.1     Amended and Restated Certificate of
                     Incorporation of the Company, as filed April
                     1, 1996 (incorporated herein by reference to Exhibit 2 to the Registration Statement on Form 8-A filed with Securities and Exchange Commission on April 1, 1996).


                                  SIGNATURE

                     Pursuant to the requirements of the
          Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

                              By: /s/  Nancy R. Pitek

                              Name:   Nancy R. Pitek
                              Title:  Controller, Treasurer and
                                        Secretary

          Date:  April 15, 1996



                                  EXHIBIT INDEX

           Exhibit       Description                         Page

             4.1         Amended and Restated Certificate
                         of Incorporation of the Company,
                         as filed April 1, 1996
                         (incorporated herein by reference
                         to Exhibit 2 to the Registration
                         Statement on Form 8-A filed with
                         Securities and Exchange Commission
                         on April 1, 1996).